UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 20, 2021

SPOK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32358	16-1694797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5911 Kingstown Village Pkwy, 6th Floor		22315
Alexandria,	Virginia
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 611-8488
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPOK	NASDAQ National Market®

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or §Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07     Submission of Matters to a Vote of Security

On July 20, 2021, Spok Holdings, Inc. (the "Company") held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). There were 19,401,170 shares of common stock eligible to vote, of which 17,732,916 shares were represented in person (virtually) or by proxy at the Annual Meeting. The purpose of the Annual Meeting was to elect ten directors, to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, and to approve, on an advisory basis, the compensation of the Company’s named executive officers (“NEOs”).
As reported in the tables below, ten directors were elected to hold office until the next annual meeting and until their respective successors have been elected or appointed, Grant Thornton LLP was ratified as the Company's independent registered public accounting firm for the year ending December 31, 2021, and the compensation of the Company's NEOs was approved, on a non-binding advisory basis.
The results of the election of the directors; the ratification of the appointment of Grant Thornton LLP; and the advisory vote on the compensation of the Company’s NEOs; were as follows:

	Vote For	Vote Against	Abstentions	Broker Non-Votes

Election of Directors
N. Blair Butterfield	14,610,426	1,363,507	7,689	1,751,294
Bobbie Byrne	15,802,677	171,779	7,166	1,751,294
Christine M. Cournoyer	15,759,212	214,899	7,511	1,751,294
Stacia A. Hylton	15,755,218	218,904	7,500	1,751,294
Randy Hyun	15,820,556	131,940	29,126	1,751,294
Vincent D. Kelly	14,620,469	1,353,660	7,493	1,751,294
Matthew Oristano	14,324,950	1,648,903	7,769	1,751,294
Brett Shockley	15,757,219	193,732	30,671	1,751,294
Todd Stein	15,777,072	179,770	24,780	1,751,294
Royce Yudkoff	14,249,042	1,724,821	7,759	1,751,294

Ratification of the Appointment of Grant Thornton LLP	17,570,536	158,184	4,196	—

Advisory Vote on the Approval of NEO Compensation	14,516,217	1,406,354	59,051	1,751,294

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPOK HOLDINGS, INC.

Date: July 20, 2021	By:	/s/ Michael W. Wallace
		Name:	Michael W. Wallace
		Title:	Chief Financial Officer